UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2024

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 8, 2024, the Board of Directors (the “Board”) of New York Community Bancorp, Inc. (the “Company”) approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation changing the Company’s name to Flagstar Financial, Inc. (the “Name Change”). Pursuant to Delaware law, a stockholder vote was not necessary to effect the Name Change and the Name Change does not affect the rights of the Company’s stockholders. The Company has filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect the Name Change. Pursuant to the Certificate of Amendment, the Name Change will become effective on October 25, 2024 in accordance with Section 242 of the Delaware General Corporation Law.

Additionally, on October 8, 2024, the Board approved an amendment to the Amended and Restated Bylaws of the Company (as amended, the “Amended and Restated Bylaws”), which will also become effective as of October 25, 2024, to reflect the Name Change.

As a result of the Name Change, the Company’s common stock, which trades on the New York Stock Exchange (the “NYSE”), is expected to cease trading under the ticker symbol “NYCB” and to commence trading under the ticker symbol “FLG” effective at the open of business on October 28, 2024. Also effective as of such time, (i) the Company’s Bifurcated Option Note Unit SecuritiES are expected to cease trading under the ticker symbol “NYCB-PU” on the NYSE and to commence trading on the NYSE under the ticker symbol “FLG PRU” and (ii) the Company’s Depositary Shares, each representing a 1/40th interest in a share of Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, are expected to cease trading under the ticker symbol “NYCB-PA” on the NYSE and to commence trading on the NYSE under the ticker symbol “FLG PRA”.

Copies of the Certificate of Amendment and the Amended and Restated Bylaws are filed as Exhibits 3(i) and Exhibit 3(ii), respectively, with this Current Report on Form 8-K and are incorporated herein by reference. Other than the Name Change, the Company did not make any changes to its Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws.

Item 8.01	Other Events

On October 15, 2024, the Company issued a press release announcing the Name Change. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit 3(i)	Certificate of Amendment to the Amended and Restated Certificate of Incorporation

Exhibit 3(ii)	Amended and Restated Bylaws

Exhibit 99.1	Press Release, dated October 15, 2024

Exhibit 104	Cover Page Interactive File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2024	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore DiMartino
Salvatore DiMartino
Executive Vice President
Director, Investor Relations